Related Party	9 Months Ended
Sep. 30, 2011
Related Party [Abstract]
Related Party

14. Related Party

During the third quarter of 2010, the Company entered into a management agreement with DM Luxury, LLC ("DM Luxury"). DM Luxury is 50.0% owned by Dickey Publishing, Inc. and Dickey Media Investments, LLC, each of which is partially owned by Mr. L. Dickey Jr. and other members of his family. Pursuant to the agreement with DM Luxury, the Company provides back office shared services, such as finance, accounting, treasury, internal audit, use of corporate headquarters, legal, human resources, risk management and information technology for an annual management fee equal to the greater of $0.5 million and 5.0% of DM Luxury's adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") on an annual basis. The Company recorded $0.1 million and $0.4 million of revenues from this agreement during the three and nine months ended September 30, 2011, respectively.

Concurrent with the October 31, 2005 formation of CMP, the Company entered into a management agreement with a subsidiary of CMP, pursuant to which the Company's personnel managed the operations of CMP's subsidiaries. The agreement provided for the Company to receive, on a quarterly basis, a management fee that was approximately 4.0% of the subsidiary of CMP's annual EBITDA or $4.0 million, whichever was greater. The Company recorded as net revenues from CMP approximately $0.3 million and $2.3 million for the three and nine months ended September 30, 2011, respectively, and $1.0 million and $3.0 million for the three and nine months ended September 30, 2010, respectively. This management agreement was terminated as of the date of the CMP Acquisition and no revenues have been recorded related to the agreement since August 1, 2011.